SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|
Check the appropriate box:
|X| Preliminary Proxy Statement    |_| Confidential, for use of the Commission
|_| Definitive Proxy Statement         Only (as permitted by Rule 14a-6(e)(2))
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12


                                  WORLDS, INC.
______________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)

______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   |X| No fee required.
   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

       _______________________________________________________________________

   (2) Aggregate number of securities to which transaction applies:

       _______________________________________________________________________

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
       _______________________________________________________________________

   (4) Proposed maximum aggregate value of transaction:

       _______________________________________________________________________

   (5) Total fee paid:

       _______________________________________________________________________

   |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:
       _______________________________________________________________________

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       _______________________________________________________________________

   (3) Filing Party:
       _______________________________________________________________________

   (4) Date Filed:
       _______________________________________________________________________

---------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

                                   WORLDS INC.
                                 15 Union Wharf
                           Boston, Massachusetts 02109
                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held November 9, 1999
                              --------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Worlds, Inc. ("Company") will be held at the offices of counsel to the Company, Graubard Mollen & Miller, 600 Third Avenue, 32nd Floor, New York, New York, on Tuesday, November 9, 1999, at 10:00 a.m. local time, for the following purposes:

         1. To elect four directors of the Company, each for a term of one year;

         2. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock;

         3. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to establish a class of preferred stock to be issued in series, with each series to have such rights and preferences as are determined by the Company's Board of Directors;

         4. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to change the name of the Company from "Worlds Inc." to "Worlds.com Inc.";

         5. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to provide that the liability of the Company's directors and officers be limited to the fullest extent permitted under the New Jersey Business Corporation Act;

         6. To consider and vote upon a proposal to amend the Company's 1997 Incentive and Non-Qualified Stock Option Plan to increase the number of shares of common stock available for issuance upon exercise of stock options granted thereunder from 1,000,000 shares to 3,000,000 shares; and

         7. To transact such other business as may properly come before the meeting, and any or all postponements or adjournments thereof.

         Only shareholders of record at the close of business on September 15, 1999, will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments thereof.

         You are urged to read the attached Proxy Statement, which contains information relevant to the actions to be taken at the meeting. In order to assure the presence of a quorum, whether or not you expect to attend the meeting in person, please sign and date the accompanying Proxy Card and mail it promptly in the enclosed addressed, postage prepaid envelope. You may revoke your proxy if you so desire at any time before it is voted.

                                         By Order of the Board of Directors



                                         Thomas Kidrin
                                         Chief Executive Officer
Boston, Massachusetts
September 29, 1999

                                   WORLDS INC.

                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 9, 1999


         This Proxy Statement and the enclosed form of proxy are furnished in connection with solicitation of proxies by the Board Directors ("Board") of Worlds Inc. ("Company") to be used at the Annual Meeting of Shareholders of the Company to be held on November 9, 1999, and any postponements or adjournments thereof ("Annual Meeting"). The matters to be considered at the Annual Meeting are set forth in the attached Notice of Annual Meeting.

         Proxies in the form enclosed are solicited by and on behalf of the Board. The persons named in the proxy have been designated as proxies by the Board. Proxies will be voted (or withheld from voting) in accordance with any specifications made. Where no specifications are indicated, the proxies will vote "FOR":

               o    the nominees for directors as described below under Proposal
                    1;

               o the amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock as described below under Proposal 2;

               o the amendment to the Certificate of Incorporation to establish a class of preferred stock to be issued in series having such rights and preferences as are determined by the Board as described below under Proposal 3;

               o the amendment to the Certificate of Incorporation to change the name of the Company from "Worlds Inc." to "Worlds.com Inc." as described below under Proposal 4;

               o the amendment to the Certificate of Incorporation to provide that the liability of the Company's directors and officers be limited to the fullest extent permitted under the New Jersey Business Corporation Act ("NJBCA") as described below under Proposal 5; and

               o the amendment to the Company's 1997 Incentive and Non-Qualified Stock Option Plan ("Plan") to increase the number of shares of common stock available for issuance upon exercise of stock options granted thereunder from 1,000,000 shares to 3,000,000 shares as described below under Proposal 6.

         In the discretion of the proxy holders, the proxy will be voted on any other business properly coming before the Annual Meeting and any postponements or adjournments thereof. A proxy may be revoked by giving notice to the Secretary of the Company in person, or by written notification actually received by the Secretary, at any time prior to its being exercised.

         The Company's executive offices are located at 15 Union Wharf, Boston, Massachusetts 02109. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about September 29, 1999.

                                VOTING SECURITIES

         The Board of Directors has fixed the close of business on September 15, 1999, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting and any and all postponements or adjournments thereof. As of September 15, 1999, the Company had issued and outstanding __________ shares of common stock, the Company's only class of voting securities outstanding.

         Each shareholder of the Company will be entitled to one vote for each share of common stock registered in his, her or its name on the record date. The presence, in person or by proxy, of a majority of all of the outstanding shares of common stock constitutes a quorum at the Annual Meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted ("stockholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker nonvote") held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter (because of either stockholder withholding or broker nonvote) will not be considered shares present. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that such shares are not being voted on any matter at the Annual Meeting, in which case such shares will not be counted for purposes of determining the presence of a quorum.

         The election of the directors requires a plurality vote of those shares of common stock voted at the Annual Meeting with respect to the election of the directors. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as a directors. Consequently, any shares of common stock not voted "FOR" a particular nominee (whether as a result of stockholder withholding authority or a broker nonvote) will not be counted in such nominee's favor.

         The approval of the amendments to the Certificate of Incorporation set forth in Proposals 2, 3, 4 and 5 requires the affirmative vote of a majority of the shares of common stock outstanding. Abstentions as to these matters (which are considered present and entitled to vote) and shares of common stock considered present but not entitled to vote on these matters (because of a broker nonvote), will have the effect of a negative vote at the Annual Meeting. The amendment to the Plan set forth in Proposal 6 requires the affirmative vote of holders of a majority of the shares of common stock present at the Annual Meeting and entitled to vote. Abstentions to this matter and shares considered present but not entitled to vote on this matter will not have any effect on the vote on this matter.

         As of the record date, __________ shares of common stock were outstanding. The following table sets forth certain information as of September 15, 1999, with respect to the common stock ownership of (i) those persons or groups known to beneficially own more than 5% of the Company's voting securities, (ii) each director and director-nominee of the Company, (iii) each current executive officer whose compensation exceeded $100,000 in 1998, and (iv) all current directors and executive officers of the Company as a group. Except as otherwise stated, the address of each of such persons is c/o the Company, 15 Union Wharf, Boston, MA 02109.


                                                 Number of Shares
Name                                            Owned Beneficially    % of Total
----                                            ------------------    ----------
Steven Chrust(1)                                     _________          ___%
Michael J. Scharf                                    _________          ___%
Thomas Kidrin                                        _________          ___%
Kenneth A. Locker(2)                                 _________          ___%
Steven A. Greenberg                                  _________          ___%
All Officers and Directors                           _________          ___%
  as a Group (4 persons)(3)
---------------------
(Footnotes on next page)

___________________________
*       less than 1%]

(1) Includes 1,000,000 shares underlying currently exercisable warrants owned by SGC Advisory Services, Inc. which are exercisable at a per-share price of $0.50.

(2) Represents shares of common stock issuable upon exercise of currently exercisable stock options, exercisable at per-share exercise prices of $0.50 (60,000 shares) and $1.00 (40,000 shares), respectively.

(3)      Includes the shares referred to in (1) and (2).

         A predecessor of the Company was formed under the laws of Delaware in April 1994 to create and market 3D graphic technologies. Worlds Acquisition Corp. was formed under the laws of Delaware in April 1997 to acquire the predecessor by means of a merger. Immediately after that merger in December 1997, the combined entities were merged into the Company, which was then a dormant public company. In connection with the second merger, the Company changed its name to Worlds Inc.


                        PROPOSAL 1: ELECTION OF DIRECTORS

         Each of the Company's directors serves for a term of one year. Each director serves from the date of his election until the end of his term.

         Four persons will be elected at the Annual Meeting to serve as directors for a term of one year. The Company's management has nominated Steven
G. Chrust, Michael J. Scharf, Thomas Kidrin and Kenneth A. Locker, its incumbent directors, as the nominees for election. Unless authority is withheld, the proxies solicited by management will be voted "FOR" the election of these nominees. In case a nominee becomes unavailable for election to the Board, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

Information About Nominees

         Steven Chrust, [age], has been Chairman of the Board since April 1999. Mr. Chrust was the Vice Chairman of WinStar Communications, Inc. and a member of its Board of Directors from 1994 through December 1998. At WinStar he was responsible for corporate development, strategic and capital planning and acquisitions. Mr. Chrust has been involved with the telecommunications and financial services industries for 25 years. He was formerly a Chairman and Chief Executive Officer of AMNEX, Inc., an operator services long distance company, and was Executive Vice President of Executone Information Services, Inc., a _________ company. Prior to becoming an executive in the telecommunications industry, Mr. Chrust was Director of Technology Research at Sanford C. Bernstein & Co. where he was named a top telecommunications analyst each year for more than a decade by Institutional Investor and ranked #1 analyst in the sector for five consecutive years in its all-star ranking. Mr. Chrust is Chairman of the Association for Local Telecommunications Services, the national organization representing facilities-based competitive local exchange carriers and is the founder and President of SGC Advisory Services, Inc., a discretionary money-management service firm specializing in telecommunications and technology. Mr. Chrust is a graduate of Baruch College in New York.

         Michael J. Scharf, [age], was Chairman of the Board from December 3, 1997 until April 4, 1999. Mr. Scharf was also Chairman and Secretary of Worlds Acquisition Corp. from June 4, 1997 until December 1997, when it was merged into the Company, and has been a director of the Company since that merger. Since 1993, he has been Chairman and President of Niagara Corporation, a company engaged in the manufacturing and distribution of steel bars. From 1983 until 1989, Mr. Scharf was Chairman and Chief Executive Officer of Edgcomb Corporation, the largest independent distributor of steel in the United States. Mr. Scharf received an A.B. degree from Princeton University and an M.B.A. from Harvard Business School.

         Thomas Kidrin, [age], has been President, Chief Executive Officer, Secretary and Treasurer since December 3, 1997. Mr. Kidrin was also President and a director of Worlds Acquisition Corp. from __________ 1996 to __________ 1997, he was Chairman and President of Datastream Corporation, a designer and developer of interactive products and services. From __________ 1991 to __________ 1996, Mr. Kidrin was a founder, director, and President of UC Television Network Corp., a company engaged in the design and manufacture of interactive entertainment/advertising networks in the college market under the brand name College Television Network(TM), the largest private network on college campuses in the United States.

         Kenneth A. Locker, [age], has been a director since December 3, 1997 and prior thereto was a director of Worlds Acquisition Corp. Since June 1998 he has been a Senior Consultant to Intel Corporation on entertainment industry strategies and has also served as an advisor to Ziff Davis, a _________ company, and to Digital Evolution, a __________ company. From June 1996 to __________, he was the General Manager and Executive Producer for MGM Interactive where he was responsible for creating and implementing the MGM Interactive online business strategy. From 1994 to 1996, he was a founder and Vice President of the Company's predecessor and from 1993 to 1994, he was Senior Program Consultant for Ziff Davis Communications. From 1990 to 1993, Mr. Locker was Executive Vice President and Head of Production for RHI Entertainment which at the time was 50% owned by New Line Cinema. Mr. Locker is also on the Board of Directors of Softbank Forums, Inc., a division of Softbank Corp. Mr. Locker attended Johns Hopkins University, the Massachusetts Institute of Technology and received a ___ from Oxford University in 1975.

Board of Directors' Meetings and Committees

         During 1999, the Board of Directors met ____ times and acted by unanimous consent on ____ occasions. During 1999, no director attended fewer than 75% of the meetings.

         The Audit Committee is currently comprised of Michael Scharf, Kenneth Locker and Steven Chrust. The function of the Audit Committee is to recommend annually to the Board of Directors the appointment of the independent auditors of the Company; review with the independent auditors the scope of the annual audit and review their report relating thereto; review with the independent auditors the accounting practices and policies of the Company; review with the internal accountants and independent auditors the overall accounting and financial controls of the Company; and be available to independent auditors during the year for consultation.

         Messrs. Scharf, Locker and Chrust also serve on the Compensation Committee. The Compensation Committee administers the Company's Plan to the extent not administered by the Board of Directors, and reviews and makes recommendations with respect to compensation of officers, consultants and key employees.

Director Compensation

         Directors receive no cash compensation for their services to the Company as directors, but are reimbursed for all reasonable costs incurred in attending meetings of the Board of Directors. Pursuant to the Plan, a director who is not an employee of the Company receives automatic grants of stock options upon his election or appointment as a director and upon each re-election as a director. Upon first becoming a director or upon re-election, each non-employee director is granted an option to purchase 50,000 shares. These options vest with respect to one-third of the shares on each of the first three anniversaries of the date of grant and, once vested, remain exercisable until the tenth anniversary of the date of grant. Each option is exercisable per share at the fair market value per share on the date of grant. In addition, each non-employee director was granted an option to purchase 60,000 shares on the date the Plan was adopted.

Executive Compensation

         The following table sets forth the compensation for the three fiscal years ended December 31, 1998, for the Company's Chief Executive Officer, the only executive officer whose compensation exceeded $100,000 for the fiscal year ended December 31, 1998.

                                                       Annual Compensation(1)(2)
                                                       -------------------------
                                       Year Ended
Name/Principal Position               December 31,       Salary ($)    Bonus ($)
------------------------              ------------       ----------    --------
Thomas Kidrin                            1998            175,000         -0-
President and CEO                        1997(3)            --           -0-
                                         1996(3)            --           -0-
____________________

(1) The above compensation does not include other personal benefits, the total value of which do not exceed $17,500 (the lesser of $50,000 or 10% of such person's cash compensation).

(2) Pursuant to the regulations promulgated by the Securities and Exchange Commission, the table omits columns reserved for types of compensation not applicable.

(3) In 1997, $21,903 was paid by the Company and the balance was paid by the Company's predecessor. All amounts in 1996 were paid by the Company's predecessor.


Option Grants

         The officer identified in the Executive Compensation Table was not granted any stock options in the last fiscal year and does not presently own any stock options.

1997 Stock Option Plan

         The Board and the shareholders have adopted a 1997 Incentive and Non-Qualified Stock Option Plan ("Plan") as an incentive for, and to encourage share ownership by, the Company's officers, directors and other key employees and/or consultants and management of possible future acquired companies. The Plan provides that options to purchase a maximum of 1,000,000 shares of common stock, subject to adjustment in certain circumstances, may be granted. The Board has approved an increase in the number of shares of common stock available under the Plan to 3,000,000, subject to approval of such increase by the Company's shareholders at the Annual Meeting as more fully described below under Proposal
6. The Plan also allows for the granting of stock appreciation rights in tandem with, or independently of, stock options. Independent (stand-alone) grants of stock appreciation rights are not counted against the Plan limit.

         The Board designates those persons to receive grants under the Plan and determines the number of options and/or stock appreciation rights, as the case may be, to be granted. The price payable for the shares of common stock underlying each option will be fixed by the Board at the time of the grant, but, for incentive stock options, must be not less than 100% of the fair market value of common stock at the time the option is granted. The Board also determines the term and vesting schedule of all options and stock appreciation rights granted, provided that no option may be exercisable later than ten years after the date of grant.

         The provisions of the Plan are more fully described under Proposal 6, below.

Certain Transactions

         The Company has entered into a Financial Advisory and Consulting Agreement with SGC Advisory Services, Inc., of which Mr. Chrust, the Company's Chairman, is the President and sole shareholder. The agreement continues through March 2002 and provides for an annual fee of $120,000. The annual fee will rise to $300,000 if the Company raises $5 million in cash from investors and the market value of its issued and outstanding common stock is at least $100 million. In addition, the Company granted warrants to SGC Advisory Services, Inc. to purchase 1,000,000 shares of common stock at $.50 per share. The warrants are exercisable through April 13, 2006 and contain anti-dilution provisions and both "demand" and "piggy-back" registration rights.

         By agreements dated April 13, 1999, executed in connection with the consulting agreement, Messrs. Scharf, Kidrin and Greenberg agreed (i) to contribute to the Company for cancellation of 318,750, 300,000 and 881,250 shares of common stock, respectively, and (ii) during the term of the consulting agreement, to vote any shares of common stock owned by them for the election of Mr. Chrust as a director.

         In June and August 1999, the Company sold 57.5 units of its securities in a private placement. Each unit cost $60,000 and consisted of 15,000 shares of common stock and warrants to purchase 7,500 shares of common stock (at an exercise price of $5.00 per share). Mr. Chrust purchased two units in this private placement.

         The Company entered into a month-to-month consulting agreement with Steven A. Greenberg, a founder of Worlds Acquisition Corp., commencing December 1997. The agreement provides for monthly compensation of $15,000 plus reimbursement of reasonable expenses actually incurred. In addition to providing consulting services, Mr. Greenberg also makes his offices and support staff available to the Company at no extra cost. During 1997, Mr. Greenberg loaned $77,000 to Worlds Acquisition Corp. on an interest-free basis which was repaid as of June 30, 1999.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities ("ten-percent shareholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten-percent shareholders also are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to it, and written representations that no other reports were required, the Company believes that during the Company's fiscal year ended December 31, 1998, all its officers, directors and ten-percent shareholders complied with the Section 16(a) reporting Requirements.


            PROPOSAL 2: TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         The Company currently is authorized by its Certificate of Incorporation to issue 30,000,000 shares of common stock, par value $.001 per share. As of the record date, __________ shares of common stock were outstanding and the Company has reserved an aggregate of 1,000,000 shares of common stock for issuance under the Plan and ____ shares for issuance upon exercise of other warrants and options. As further discussed herein, while the Board believes that there is an adequate number of authorized shares of common stock under its Certificate of Incorporation for management to be able to meet the Company's current obligations, the Board believes that that number is inadequate for the Company's long-term growth and development. Accordingly, the Board proposes to amend the Certificate of Incorporation to increase the number of shares of common stock by an additional 35,000,000 shares of common stock to 65,000,000 shares of common stock.

Reason for the Proposal

         The Board believes that approval of the amendment to the Certificate of Incorporation is in the best interests of the Company and its shareholders to give the Board flexibility in the future to authorize the issuance of shares for financing the Company's business, acquiring other businesses and forming strategic partnerships and alliances. In addition, the increased number of authorized shares of common stock may be used, among other things, for stock dividends, stock splits, and director and employee stock option plans. If Proposal 3 to create a class of preferred stock is approved, shares of common stock will be required to be reserved for any series of preferred stock that is convertible into common stock.

         The additional shares of common stock , if so authorized, will be issuable at the discretion of the Board, without any further action by the shareholders, except as required by applicable law or regulation or stock market or exchange requirement, in connection with acquisitions, efforts to raise additional capital for the Company and other corporate purposes. The Company believes that the proposed amendment to the Certificate of Incorporation will provide several long-term advantages to the Company and its shareholders. Shares of common stock will be issued only upon a determination by the Board that a proposed issuance is in the best interests of the Company. Under the Company's by-laws, as described below, shareholder approval will be required for stock issuances which would require such approval if the common stock were listed for quotation on Nasdaq.

         Other than limited provisions in the Company's by-laws, the Company does not have in place provisions which may have an anti-takeover effect. At this Annual Meeting, the shareholders are being asked to consider to approve proposals to (i) increase the number of authorized shares of common stock, (ii) establish a series of preferred stock, and (iii) increase the number of shares of common stock available for issuance under the Plan. None of these proposals resulted from the Company's knowledge of any specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise. The Company is not submitting any of these proposals to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek Board representation.

         The issuance of additional shares of common stock may have a dilutive effect on earnings per share and on the equity and voting power of existing holders of common stock. It may also adversely affect the market price of the common stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided and allow the Company to pursue its business plans, the market price may increase.

         At the time the Board approved the matters addressed in this proposal and also Proposal 3, it amended the by-laws of the Company to provide that the Company, until August 2002, will voluntarily abide by Nasdaq Rule 4320(e)(21)H)(i)d, which generally requires shareholder approval for non-public sales of stock representing greater than 20% of the voting power of shares then outstanding at a price less than the greater of book or market value. Therefore, if the Company proposes to issue shares which would require shareholder approval if the Company's common stock were listed for quotation on Nasdaq, such issuance will require approval of the Company's shareholders. The Company intends to apply to have its common stock listed for quotation on Nasdaq by the end of 1999. The by-law provision can be amended only by a vote of the shareholders.

Description of Common Stock

         The holders of common stock of the Company are entitled to one vote for each share held of record on all matters to be voted on by the shareholders of the Company. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares of common stock of the Company voted in an election of directors can elect all of the directors of the Company. The holders of common stock are entitled to receive dividends when, as, and if declared by the Board out of funds legally available therefor. In the event of liquidation, dissolution or winding up of the Company, the holders of the shares of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. Holders of shares of common stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the common stock.

         The affirmative vote of the holders of a majority of all outstanding shares of common stock is required for adoption of this proposal. If the proposal to amend the Certificate of Incorporation is approved, Article Fourth of the Certificate of Incorporation will be amended to increase the number of authorized shares of common stock as set forth in Appendix A attached.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO
                  INCREASE THE NUMBER OF SHARES OF COMMON STOCK

             PROPOSAL 3: TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ESTABLISH A CLASS OF PREFERRED STOCK

         The Board of Directors has unanimously adopted and submitted to the shareholders for approval an amendment to the Certificate of Incorporation to authorize the issuance by the Company of up to 15,000,000 shares of preferred stock, par value $.001 per share. The Board of Directors believes that the authorization of the preferred stock is in the best interests of the Company and its shareholders. Although it has no present plans or commitments to issue any shares of preferred stock, the Board believes that the availability of such a security may prove useful in connection with financing the capital needs of the Company, employee incentive or compensation plans, or such other purposes. Similar to the provision for the increase in the authorized number of shares of common stock, the flexibility vested in the Board would, in particular, allow the Company to consider and, if in the best interests of the shareholders, take advantage of acquisition opportunities. The authorization will enable the Company to act promptly if appropriate circumstances arise which require the issuance of such shares.

         The preferred stock will be issuable in series, each series having such designations, preferences, and dividend, conversion, cumulative, relative, participating, optional and other rights, including voting rights, qualifications, limitations and restrictions as are determined by the Board. Thus, if this amendment is approved, the Board would be entitled to authorize the creation and issuance of up to 15,000,000 shares of preferred stock in one or more series with such rights, limitations and restrictions as may be determined in the Board's sold discretion, without the expense and delay of a special shareholders' meeting, except as may be required by the Company's by-laws, applicable law or stock market or exchange requirements. Many other public companies have authorized a class of preferred stock with similar features.

         The authorization of the shares of preferred stock will not, by itself have any effect on the rights of the holders of shares of common stock. Nonetheless, the issuance of one or more series of preferred stock could, depending upon the Board's determination of the rights and preferences of the series of preferred stock, (i) restrict the payment of dividends to holders of shares of common stock; (ii) dilute voting power of the holders of common stock to the extent that the holders of shares of preferred stock are given voting rights; (iii) dilute the equity interests and voting power of the holders of common stock if the preferred stock is convertible into common stock; and (iv) restrict the distribution of assets to the holders of the common stock upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of preferred stock. Although the Board has no present intention of doing so, it could issue shares of preferred stock (within the limits imposed by applicable law) that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When in the judgment of the Board such action would be in the best interests of the shareholders and the Company, the issuance of shares of preferred stock could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company, for example, by the sale of preferred stock to purchasers favorable to the Board. In addition, the Board could authorize holders of the a series of preferred stock to vote either separately as a class or with the holders of common stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the additional shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares could also be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board consider the action of such entity or person not be in the best interests of the shareholders and the Company.

         As discussed under Proposal 2, until August 2002, the Company's shareholders must approve stock issuances, including issuances of preferred stock, which would require shareholder approval if the Company's common stock were listed for quotation on Nasdaq.

         The affirmative vote of the holders of a majority of all outstanding shares of common stock is required for adoption of this proposal. If the proposal is approved, Article Seventh of the Certificate of Incorporation will be amended to establish a class of preferred stock as set forth in Appendix A.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
         THE APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE
            OF INCORPORATION TO ESTABLISH A CLASS OF PREFERRED STOCK


             PROPOSAL 4: TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

         The Board of Directors has unanimously approved a change of the Company's name from "Worlds Inc." to "Worlds.com Inc." In the judgment of the Board of Directors, the change of corporate name is desirable to better reflect its Internet-driven business. The Board believes that the new name more accurately reflects the nature and direction or the Company's business, including its e-commerce operations.

         Accordingly, the Board of Directors recommends to the Company's shareholders that the Company's Certificate of Incorporation be amended to change the name of the Company from "Worlds Inc." to "Worlds.com Inc."

         The affirmative vote of the holders of a majority of all outstanding shares of common stock is required for adoption of this proposal. If the proposal oration is approved, Article First of the Certificate of Incorporation will be amended to change the name of the Company as set forth in Appendix A.

         If the amendment is adopted, shareholders will not be required to exchange outstanding stock certificates for new certificates.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
               THE APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY'S
                   CERTIFICATE OF INCORPORATION TO CHANGE THE
                               NAME OF THE COMPANY


             PROPOSAL 5: TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF THE COMPANY'S DIRECTORS AND OFFICERS

         The New Jersey Business Corporation Act ("NJBCA"), under which the Company is organized, permits corporations to include in a corporation's Certificate of Incorporation a provision eliminating or limiting directors' and officers' exposure to liability for damages for breaches of any duty owed to the Corporation or its shareholders except that a corporation may not eliminate liability for breach of duty based upon an act or omission (i) in breach of such person's duty of loyalty to the Company or its shareholders, (ii) not in good faith or involving a knowing violation of law or (iii) resulting in the receipt by such persons of an improper personal benefit.

         The Board has unanimously approved and voted to recommend to the shareholders that the Company's Certificate of Incorporation be amended by adding a new Article Eighth to the Certificate of Incorporation to limit the directors' liability to the fullest extent permitted by the NJBCA. The text of the proposed amendment, which closely follows the enabling provision of the NJBCA, is as follows:

                  "EIGHTH: A director or officer shall not be personally liable to the Corporation or its shareholders for damages for breach of any duty owed to the Corporation or its shareholders, except that such provision shall not relieve a director or officer from liability for any breach of duty based upon an act or omission (a) in breach of such person's duty of loyalty to the Corporation or its shareholders, (b) not in good faith or involving a knowing violation of law or (c) resulting in receipt by such person of an improper personal benefit. As used in this paragraph, an act or omission in breach of a person's duty of loyalty means an act or omission which that person knows or believes to be contrary to the best interests of the Corporation or its shareholders in connection with a matter in which he has a material conflict of interest."

         The proposed amendment eliminates the rights of shareholders and the Company to sue the directors and officers for monetary damages for their acts, including negligence and gross negligence, performed in the course of carrying out their duties and obligations as directors and officers, subject to the stated exceptions. The Board believes, however, that the diligence and care exercised by directors and officers stem primarily from their desire to act in the best interest of the Company and not from a fear of monetary damage awards. Therefore, the Board believes that the level of care and diligence exercised by directors and officers will not be lessened by adoption of the proposed amendment.

         However, the Company and the shareholders will retain the right to pursue equitable remedies, such as an injunction or rescission of a contract. A remedy such as an injunction may not be effective, however, particularly if the shareholders are not aware of a transaction until it is completed.

         The Board, the members of which will personally benefit from adoption of the proposed amendment, strongly believes that the proposed amendment is in the best interest of the Company and its shareholders by enabling the Company to remain competitive in its ability to attract qualified directors and officers and will positively affect the ability of its directors and officers to make the best decisions of which they are capable free of concerns of liability to the Company and its shareholders.

         The affirmative vote of the holders of a majority of all outstanding shares of common stock is required for adoption of this proposal. If the proposal is approved, a new Article Eighth will be added to the Certificate of Incorporation as set forth above.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
               THE APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY'S
             CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF
                      THE COMPANY'S DIRECTORS AND OFFICERS


             PROPOSAL 6: TO APPROVE THE AMENDMENT TO THE PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE UPON THE GRANT OF OPTIONS AND OTHER AWARDS THEREUNDER

         In __________ 1997, the shareholders of the Company approved the Plan under which an aggregate of 1,000,000 shares of common stock were reserved for issuance upon exercise of options which may be granted thereunder. As of the record date, there are outstanding grants under the Plan of options to purchase an aggregate of ___________ shares of common stock, leaving __________ shares available for future grant. The Board proposes to amend the Plan to increase the number of shares issuable under the Plan by an additional 2,000,000 shares. The Board believes that the increase in the size of the Plan is necessary to enable the Company continue to attract and retain employees and consultants of the highest caliber and provide increased incentive for them to promote the well-being of the Company through the grant of options.

         If the Plan, as summarized below, is amended as proposed, then, if all the shares reserved thereunder were issued upon the exercise of options , such shares would constitute __________% of the total shares that would then be outstanding (assuming no exercise of other outstanding options and convertible securities or other stock issuances).

Purpose of the Plan

         The Company implemented the Plan to give it the ability to grant options to purchase common stock to the Company's directors, officers, employees and consultants, which would allow these persons to participate in the growth of the Company. Options provide incentive to their holders because they acquire value only with an increase in the market value of the Company's common stock. This helps the Company attract the qualified personnel it needs to operate and expand its business.

Administration

         The Plan sets forth specific parameters with respect to its administration, including the requirement that the Plan be administered either by the Board or by a committee appointed by the Board pursuant to the Plan. Presently, the Plan is administered by the Board.

         The Board has full and final authority in its discretion to take numerous actions in connection with the administration of the Plan, including, the ability to:

          o    grant incentive stock options and nonstatutory stock options;

          o determine the exercise price per share of options to be granted if such exercise price cannot be automatically established under the terms of the Plan;

          o cancel outstanding options and grant new options in substitution therefor with the consent of the optionee or otherwise in accordance with the terms of any agreement evidencing the option;

          o accelerate or defer (with the consent of optionee) the exercise date of any option;

          o prescribe, amend and rescind company rules and regulations relating to the Plan;

          o determine the terms and provisions of each option granted (which need not be identical) by which options shall be evidenced and, with the consent of the holder thereof, modify or amend any provisions of an option;

          o require withholding from or payment by an optionee of any federal, state or local taxes;

          o correct any defect or supply any omission or reconcile any inconsistency in the Plan or any agreement relating to any option; and

          o construe and interpret our plan, any agreement relating to any option, and make all other determinations deemed by the Board to be necessary or advisable for the administration of our plan, even in conflict with the express provision of the Plan.

Shares Available Under The Plan

         The Plan authorizes the granting of options and other awards which, upon exercise, would currently allow up to an aggregate of 1,000,000 shares of common stock to be acquired by the holders of such awards. If any award granted under the Plan is forfeited or terminated, the shares that were available pursuant to such award will again be available for distribution in connection with awards subsequently granted under the Plan.

Persons Eligible To Participate Under The Plan

         Awards may be granted under the Plan to key employees, officers, directors, consultants and other persons who are deemed to have rendered or to be able to render significant services to the Company. However, only employees are eligible to receive incentive options.

         The only grants of options that may be made to directors who are not also employees of the Company are those that are granted on an automatic, non-discretionary basis. Specifically, each non-employee director will be automatically granted an option to purchase 50,000 shares of common stock on the first business day following his or her election (or re-election, as the case may be). Each outside director was granted an option to purchase 60,000 shares of common stock on the day the Plan was adopted.

Types of Awards

         Options

         The Plan provides for the granting of both incentive stock options as defined in Section 422 of the Internal Revenue Code and for options not qualifying as incentive options (i.e., non-qualified options). Both incentive options and non-qualified options may be granted with any stock-based award under the Plan.

         The Board determines the exercise price per share of common stock purchasable under an incentive option or non-qualified option. The exercise price of an option may not be less than 100% of the fair market value on the date prior to the date of the grant. However, in the case of an incentive option granted to a person possessing at the time of grant more than 10% of the total combined voting power of all classes of the Company's capital stock, the exercise price may not be less than 110% of such fair market value.

         The Board determines when options are to be granted and when such options may be exercised. However, an incentive option may be granted only within a ten-year period commencing on the date the Plan was approved and may be exercised only within ten years of the date of the grant. In the case of an incentive option granted to a person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of all classes of the Company's capital stock, the incentive option may be exercised only within five years of the date of the grant. Subject to any limitations or conditions that the Board may impose consistent with the Plan, options may be exercised, in whole or in part, during the term of the option by giving the Company written notice specifying the number of shares to be purchased. Such notice must be accompanied by payment in full of the purchase price in cash, or at the Company's discretion, in the Company's securities, or any combination thereof.

                  Generally, if a holder received an option as an employee of the Company , no option or any portion of the option granted under the Plan may be exercised by the holder unless he or she is employed by the Company at the time of the exercise and has been employed continuously from the time the option was granted. However, if the holder's employment with the Company terminated due to disability, the holder may still exercise his or her option one year from the date of such termination (or such shorter period as the Board may specify at the time of the grant) or until the expiration of the stated term of the option, whichever, period is shorter. Similarly, is a holder dies while employed by the Company, his or her legal representative or legatee under his or her will may exercise the decedent holder's option for one year from death (or such shorter period as the Board specifies at the time of grant) or until the expiration of the stated term of the option, whichever period is shorter. Further, if the holder's employment is terminated without cause or due to normal retirement (upon attaining the age of 65), then the portion of any option that has vested by the date of such retirement or termination may be exercised for the shorter of three months after retirement or the balance of the option's term.

         Stock Appreciation Rights

         The Board may grant stock appreciation rights to participants who have been, or are being, granted options under the Plan or as a stand-alone award. When exercised, a stock appreciation right entitles the holder to receive (in cash or shares of common stock) the excess of (i) the fair market value of a specified number of shares of common stock as of the date of exercise over (ii) a price specified in the stock appreciation right (which price must be at least 100% of the fair market value of such shares on the date the stock appreciation right is granted). If issued in connection with an option, the Board must impose a condition that the exercise of the stock appreciation right cancels the option and, similarly, the exercise of the option cancels the stock appreciation right. No stock appreciation right will be exercisable sooner than six months from the date of grant.

Withholding Taxes

         Upon the exercise of any award granted under the Plan, the holder may be required to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to delivery of any stock certificates. Subject to certain stringent limitations under the Plan, and at the Company's discretion, the holder may satisfy these requirements by electing to have the Company withhold a portion of the shares to be received upon exercise of the award having a value equal to the amount of the withholding tax due. The Company's obligations under the Plan are conditioned upon such payment or arrangements, and, to the extent permitted by law, the Company has the right to deduct any such taxes from any payment otherwise due to the holder.

Agreements

         Awards granted under the Plan are evidenced by agreements consistent with the Plan in such form as the Board may prescribe. Neither the Plan nor the agreements confer any right to continued employment upon any holder.

Term of and Amendments to the Plan

         Unless terminated by the Board, the Plan will remain effective until no further awards may be granted and all awards granted under the Plan are no longer outstanding. The Board may amend the Plan at any time, provided that any amendment that would impair the rights of a holder may not be made without the holder's consent. To the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act or Section 422 of the Internal Revenue Code (or any other successor or applicable law or regulation), the Company must obtain shareholder approval of any Plan amendment in such a manner and to such degree as is required by the applicable law, rule or regulation.

         Any amendment or termination of the Plan will not affect options already granted and such options will remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the optionee and the Board, which agreement must be in writing and signed by the Company and the holder of the options.

Change in Control

         The Plan also contains changes in control provisions that could cause options and other awards to become immediately exercisable if:

o any person or entity acquires from anyone other than the Company securities entitled to more than 75% of the voting power of the Company's outstanding capital stock in a single transaction or a related series of transactions;

o        the Company sells all or substantially all of its assets; or

o there is approval by the Company's shareholders of a reorganization, merger or consolidation, as a result of which the persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation do not own securities immediately after the reorganization, merger or consolidation entitled to more than 50% of the voting power of the reorganized, merged or consolidated company.


Federal Income Tax Consequences

         The following discussion of the federal income tax consequences of participation in the Plan is only a summary of the general rules applicable to the grant and exercise of options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plans. The information contained in this section is based on current law and regulations, which are subject to being changed prospectively or retroactively. The rules governing the federal income tax treatment of options and other awards are complex and each holder should consult with his or her own personal tax advisor with respect to the individual tax consequences resulting from participation in either the plan and the grant and exercise of options and other awards.

         Incentive Options. The holder will recognize no taxable income upon the grant or exercise of an incentive option. The Company will not qualify for any deduction in connection with the grant or exercise of incentive options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to the holder, the holder will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be, if the shares are capital assets. The excess, if any, of the fair market value of the shares on the date of exercise of an incentive option over the exercise price will be treated as an item of adjustment for a holder's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the holder.

         If common stock acquired upon the exercise of an incentive option is disposed of prior to the expiration of the holding periods described above, (1) the holder will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares and (2) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable. In the case of a disposition of shares earlier than two years from the date of the grant or in the same taxable year as the exercise, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price, which is the same amount included in regular taxable income.

         Non-qualified Options. With respect to non-qualified options (1) upon grant of the option, the holder will recognize no income, (2) upon exercise of the option (if the shares of common stock are not subject to a substantial risk of forfeiture), the holder will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable and (3) the Company will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the holder. On a disposition of the shares, the holder will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the holder held the shares.

         If the shares acquired upon exercise of a non-qualified option are subject to a substantial risk of forfeiture, the holder will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless such holder timely files under Section 83(b) of the Internal Revenue Code to elect to be taxed on the receipt of shares, and the Company will qualify for a corresponding deduction at such time. The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount, if any, paid for the shares.

         Stock Appreciation Rights. Upon the grant of a stock appreciation right, the holder recognizes no taxable income and the Company receives no deduction. The holder recognizes ordinary income and our company receives a deduction at the time of exercise equal to the cash and fair market value of common stock payable upon such exercise.


          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO ADOPT THE PROPOSAL TO AMEND THE PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE UPON THE GRANT OF OPTIONS AND OTHER AWARDS THEREUNDER


                              INDEPENDENT AUDITORS

         The Company anticipates that it will select BDO Seidman, LLP as its independent auditors for the year ending December 31, 1999, although no formal recommendation has been made to the Company's Board of Directors by its Audit Committee as of the date of this Proxy Statement. A representative of BDO Seidman, LLP, the auditors of the Company for the year ended December 31, 1998, is expected to be present at the meeting with an opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions from shareholders.


                             SOLICITATION OF PROXIES

         The solicitation of proxies in the enclosed form is made on behalf of management and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or other means using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the common stock.

                    2000 ANNUAL MEETING SHAREHOLDER PROPOSALS

         In order for any shareholder proposal to be presented at the Annual Meeting of Shareholders to be held in 2000 or to be eligible for inclusion in the Company's Proxy Statement for such meeting, it must be received by the Company at its principal executive offices in Boston, Massachusetts, by May 31, 2000.


                                  OTHER MATTERS

         The Board of Directors knows of no matter which will be presented for consideration at the Annual Meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                                         By Order of the Board of Directors


                                         ___________________________________
                                                       Secretary


Boston, Massachusetts
September 29, 1999

                                                                    Appendix A


1. Text of Amendments to Certificate of Incorporation Pursuant to Proposal 2 and Proposal 3.

A.   Text of Article Fourth if both Proposals are adopted:

         FOURTH: (A) The total number of authorized shares of stock of this corporation is 80,000,000 which are divided into two classes consisting of (1) 15,000,000 shares of preferred stock par value $.001 per share, issuable in series as hereinafter provided, and (2) 65,000,000 shares of common stock, par value $.001 per share.

                 (B) The preferred stock may be divided into such classes and series within any class or series, and such number of shares of any class or series, and shall have such powers, designations, relative rights, preferences and limitations thereof as shall be stated and expressed in the resolution or resolutions providing for the issue of shares of such stock adopted hereafter by the Board of Directors, the authority for which is hereby expressly vested in the Board of Directors.

B. Text of Article Fourth if Proposal 2 is adopted but Proposal 3 is not adopted:

         FOURTH: The total authorized capital stock of this corporation is 65,000,000 shares of common stock, par value $.001 per share.

C. Text of Article Fourth if Proposal 3 is adopted but Proposal 2 is not adopted:

         FOURTH: (A) The total number of authorized shares of stock of this corporation is 45,000,000 which are divided into two classes consisting of (1) 15,000,000 shares of preferred stock par value $.001 per share, issuable in series as hereinafter provided, and (2) 30,000,000 shares of common stock, par value $.001 per share.

                 (B) The preferred stock may be divided into such classes and series within any class or series, and such number of shares of any class or series, and shall have such powers, designations, relative rights, preferences and limitations thereof as shall be stated and expressed in the resolution or resolutions providing for the issue of shares of such stock adopted hereafter by the Board of Directors, the authority for which is hereby expressly vested in the Board of Directors.

2. Text of Article First as proposed to be amended pursuant to Proposal 4:

         FIRST:   The name of the corporation is

                  WORLDS.COM INC.

                                                                      Appendix B
                                      PROXY
                                   WORLDS INC.
                  Solicited on behalf of the Board of Directors

         The undersigned hereby appoints STEVEN CHRUST and THOMAS KIDRIN (with full power to act without the other and with power to appoint his substitute) as the undersigned's proxies to vote all shares of common stock of the undersigned in WORLDS INC. (the "Company"), a New Jersey corporation, which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held on November 9, 1999, at 10:00 A.M., and at any and all adjournments and postponements thereof as follows:

1.  ELECTION OF DIRECTORS:
  |_| FOR the nominees listed below        |_| WITHHOLD AUTHORITY
  (except as marked to the contrary below) to vote for all nominees listed below
          STEVEN CHRUST, MICHAEL SCHARF, THOMAS KIDRIN, KENNETH LOCKER

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)
-------------------------------------------------------------------------------

2. PROPOSAL TO AMEND ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK. The Board of Directors recommends a vote FOR this proposal.
        |_| FOR               |_|  AGAINST                    |_|  ABSTAIN

3. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO ESTABLISH A CLASS OF PREFERRED STOCK. The Board of Directors recommends a vote FOR this proposal.
        |_| FOR               |_|  AGAINST                    |_|  ABSTAIN

4. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME. The Board of Directors recommends a vote FOR this proposal.

        |_| FOR               |_|  AGAINST                    |_|  ABSTAIN

                                     (OVER)

5. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF THE COMPANY'S OFFICERS AND DIRECTORS. The Board of Directors recommends a vote FOR this proposal.

        |_| FOR               |_|  AGAINST                    |_|  ABSTAIN

6. PROPOSAL TO AMEND THE 1997 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES WHICH MAY BE ISSUED UPON GRANT OF OPTIONS AND OTHER AWARDS THEREUNDER. The Board of Directors recommends a vote FOR this proposal.

        |_| FOR               |_|  AGAINST                    |_|  ABSTAIN

7. IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.




         The shares of common stock represented by this Proxy will be voted in accordance with the foregoing instructions. In the absence of any instructions, such shares will be voted FOR the election of all the nominees listed in Item 1 and FOR the proposals in Items 2, 3, 4, 5, and 6.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on November 9, 1999 and the Proxy Statement furnished therewith.

         The undersigned hereby revokes any proxy or proxies to vote shares of common stock of the Company heretofore given by the undersigned.

                    _____________________________________________________, 1999
                                (Date)

                    Signature__________________________________________________

                               ________________________________________________

                    Please date, sign exactly as name appears on this proxy, and promptly return in the enclosed envelope. When signing as guardian, executor, administrator, attorney, trustee, custodian, or in any other similar capacity, please give full tile. If a corporation, sign in full corporate name by president or other authorized officer, giving title, and affix corporate seal. If a partnership, sign in partnership name by authorized person. In the case of joint ownership, each joint owner must sign.

                                                                      Appendix C

         THIS APPENDIX WILL NOT BE PART OF THE ATTACHED PROXY STATEMENT

                                   WORLDS INC.
                            a New Jersey Corporation

               1997 Incentive and Non-Qualified Stock Option Plan

         1. Purpose. The purposes of this 1997 Incentive and Non-Qualified Stock Option Plan are to attract and retain the best available personnel, to provide additional incentive to the Employees, Consultants and Outside Directors of Worlds Inc., a New Jersey corporation (the "Company"), and to promote the success of the Company's business.

           Options granted hereunder may, consistent with the terms of this Plan, be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Committee (or the Board) and as reflected in the terms of the written option agreement.

         2. Definitions. As used in this Plan, the following definitions shall apply:

                  (a) "Board" means the Board of Directors of the Company.

                  (b) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

                  (c) "Commission" means the United States Securities and Exchange Commission.

                  (d) "Committee" means the Committee appointed by the Board or otherwise determined in accordance with Section 4(a) of this Plan.

                  (e) "Common Stock" means the common stock of the Company, par value $0.001 per share.

                  (f) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services; provided that the term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

                  (g) "Continuous Status as an Employee, Consultant or Outside Director" means the absence of any interruption or termination of service as an Employee, Consultant or Outside Director, as applicable. Continuous Status as an Employee, Consultant or Outside Director shall not be considered interrupted in the case of sick leave or military leave, any other leave provided pursuant to a written policy of the Company in effect at the time of determination, or any other leave of absence approved by the Board or the Committee; provided that such leave is for a period of not more than the greatest of (i) 90 days, (ii) the date of the resumption of such service upon the expiration of such leave which is guaranteed by contract or statute or is provided in a written policy of the Company which was in effect upon the commencement of such leave, or (iii) such period of leave as may be determined by the Board or the Committee in its sole discretion.

                  (h) "Disinterested Person" shall have the meaning set forth in Rule 16b- 3(d)(3), or any successor definition adopted by the Commission, provided the person is also an "outside director" under Section 162(m) of the Code.

                  (i) "Employee" means any person employed by the Company or any Parent or Subsidiary of the Company within the meaning of code Section 3401(c), including employees who are also officers or directors or both of the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

                  (k) "Holder" means the recipient of a Stock Appreciation
Right.

                  (l) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, and the rules and regulations promulgated thereunder.

                  (m) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (n) "Option" means a stock option granted pursuant to this Plan.

                  (o) "Optioned Stock" means the Common Stock subject to an Option.

                  (p) "Optionee" means an Employee, Consultant or Outside Director who receives an Option.

                  (q) "Outside Director" means any member of the Board of Directors of the Company who is not an Employee or Consultant.

                  (r) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (s) "Plan" means this 1997 Incentive and Non-Qualified Stock Option Plan of Worlds Inc., as amended from time to time.

                  (t) "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the Commission.

                  (u) "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

                  (v) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of this Plan.

                  (w) "Stock Appreciation Right" means a right, the value of which is determined relative to appreciation in value of Shares pursuant to an award granted under Section 12 hereof.

                  (x) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Scope of Plan. Subject to the provisions of Section 10 of this Plan, and unless otherwise amended by the Board and approved by the stockholders of the Company as required by law, the maximum aggregate number of Shares issuable under this Plan is 1,000,000, and such Shares are hereby made available and shall be reserved for issuance under this Plan. The Shares may be authorized but unissued, or reacquired, Common Stock.

            If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares subject thereto shall (unless this Plan shall have terminated) become available for grants of other Options under this Plan.

         4. Administration of Plan.

                  (a) Procedure. This Plan shall be administered either by the Board or by a Committee appointed pursuant to this Section 4(a). The Committee shall consist of two or more Outside Directors appointed by the Board, but all Committee members must be Disinterested Persons. If the Board fails to appoint such persons, the Committee shall consist of all Outside Directors who are Disinterested Persons. It is the intent of this provision that the Plan shall at all times be administered so as to comply with the requirements of Rule 16b-3 and the Code for issuing Incentive Stock Options. In the event it is not required to appoint a Committee, then all references herein to a Committee shall mean the Board.

                  (b) Powers of Committee. Subject to the provisions of this Plan, the Committee (or the Board) shall have full and final authority in its discretion to: (i) grant Incentive Stock Options and Nonstatutory Stock Options,
(ii) determine, upon review of relevant information and in accordance with
Section 7 below, the Fair Market Value of the Common Stock; (iii) determine the exercise price per share of Options to be granted, in accordance with this Plan,

(iv) determine the Employees and Consultants to whom, and the time or times at which, Options shall be granted, and the number of shares to be represented by each Option; (v) cancel, with the consent of the Optionee, outstanding Options and grant new Options in substitution therefor; (vi) interpret this Plan; (vii) accelerate or defer (with the consent of Optionee) the exercise date of any Option; (viii) prescribe, amend and rescind rules and regulations relating to this Plan; (ix) determine the terms and provisions of each Option granted (which need not be identical) by which Options shall be evidenced and, with the consent of the holder thereof, modify or amend any provisions (including without limitation provisions relating to the exercise price and the obligation of any Optionee to sell purchased Shares to the Company upon specified terms and conditions) of any Option; (x) require withholding from or payment by an Optionee of any federal, state or local taxes; (xi) appoint and compensate agents, counsel, auditors or other specialists as the Committee deems necessary or advisable; (xii) correct any defect or supply any omission or reconcile any inconsistency in this Plan and any agreement relating to any Option, in such manner and to such extent the Committee determines to carry out the purposes of this Plan, and; (xiii) construe and interpret this Plan, any agreement relating to any Option, and make all other determinations deemed by the Committee to be necessary or advisable for the administration of this Plan, even in conflict with an express provision of the Plan.

                  A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present, or acts unanimously approved in writing by the entire Committee without a meeting, shall be the acts of the Committee. A member of the Committee shall not participate in any decisions with respect to himself under this Plan.

                  (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee, if appointed, shall be final and binding on all Optionees and any other holders of any Options granted under this Plan.

         5. Eligibility.

                  (a) Options may be granted to any Employee or Consultant as the Committee may from time to time designate, provided that Incentive Stock Options may be granted only to Employees (unless permitted by the Code). In selecting the individuals to whom Options shall be granted, as well as in determining the number of Options granted, the Committee (or the Board) shall take into consideration such factors as it deems relevant in connection with accomplishing the purpose of this Plan. Subject to the provisions of Section 3 above, an Optionee may, if he or she is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine.

                  (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designations, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive

Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Options shall be taken into account in the order in which they are granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (c) This Plan shall not confer upon any Optionee any right with respect to continuation of employment by or the rendition of services to the Company or any Parent or Subsidiary, nor shall it interfere in any way with his or her right or the right of the Company or any Parent or Subsidiary to terminate his or her employment or services at any time, with or without cause. The terms of this Plan or any Options granted hereunder shall not be construed to give any Optionee the right to any benefits not specifically provided by this Plan or in any manner modify the Company's right to modify, amend or terminate any of its pension or retirement plans.

                  (d) All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                           (i) No person shall have any discretion to select

which Outside Directors shall be granted options or to determine the number of Shares to be covered by options granted to Outside Directors; provided, that nothing in this Plan shall be construed to prevent an Outside Director from declining to receive an Option under this Plan.

                           (ii) Each Outside Director shall be
automatically granted an option to purchase 60,000 Shares (subject to adjustment as provided in Section 10 below) on the date this Plan is adopted. Commencing in 1999, each Outside Director shall be automatically granted on the first business day following their election (or re-election, as the case may be), an option to purchase 50,000 Shares (subject to adjustment as provided in Section 10 below).

                           (iii) The terms of each Option granted under this
Section 5(d) shall be as follows:

                                     (A) the term of the Option shall be ten
                                     (10) years;

                                     (B) the Option shall become exercisable
                                     cumulatively with respect to one-third of the Shares on each of the first, second and third anniversaries of the date of grant; and

                                     (C) the exercise price per share of Common
                                     Stock shall be 100% of the "Fair Market
                                     Value" (as defined in Section 7(b) below) on the date of grant of the Option.

         6. Term of Plan. This Plan shall become effective upon its adoption by the Board of Directors of the Company) subject to the approval thereof by vote of the holders of a majority of the outstanding shares of the Company present, or represented, and entitled to vote at a meeting to be duly held (or through written consents in lieu of a meeting) in accordance with the applicable laws of the State of Delaware. Such meeting shall be held within twelve months of the adoption of the Plan by the Board of Directors. The Plan shall terminate no later than ten years after the date of stockholder approval. No grants shall be made under this Plan after the date of termination of this Plan. Any termination, either partially or wholly, shall not affect any Options then outstanding under this Plan.

         7. Exercise Price and Consideration.

                  (a) Exercise Price. The per Share exercise price for the Shares to be issuedpursuant to exercise of an Option shall be determined by the Committee as follows:

                           (i) In the case of an Incentive Stock Option granted
to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant, but if granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                           (ii) With respect to (i) above, the per Share
exercise price is subject to adjustment as provided in Section 10 below. For purposes of this Section 7(a), if an Option is amended to reduce the exercise price, the date of grant of such option shall thereafter be considered to be the date of such amendment.

                  (b) Fair Market Value. The "Fair Market Value" of the Common Stock shall be determined by the Committee in its discretion; provided, that if the Common Stock is listed on a stock exchange, the Fair Market Value per Share shall be the closing price on such exchange on the date of grant of the Option as reported in the Wall Street Journal (or, (i) if not so reported, as otherwise reported by the exchange, and (ii) if not reported on the date of grant, then on the last prior date on which a sale of the Common Stock was reported); or if not listed on an exchange but traded on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ"), the Fair Market Value per Share shall be the closing price per share of the Common Stock for the date of grant, as reported in the Wall Street Journal (or, (i) if not so reported, as otherwise reported by NASDAQ, and (ii) if not reported on the date of grant, then on the last prior date on which a sale of the Common Stock was reported); or, if the Common Stock is otherwise publicly traded, the mean of the closing bid price and asked price for the last known sale or as otherwise reasonably determined by the Board.

                  (c) Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash;
(ii) check; (iii) the Optionee's personal interest bearing full recourse promissory note with such terms and provisions as the Committee may authorize (provided that no person who is not an Employee of the Company may purchase Shares with a promissory note); (iv) other Shares of Common Stock which have a Fair Market Value on the date of surrender (determined without regard to any limitations on transferability imposed by securities laws) equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (v) any combination of such methods of payment; or (iv) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable laws.

                  (d) Withholding. No later than the date as of which an amount first becomes includable in the gross income of the Optionee for Federal income tax purposes with respect to an option, the Optionee shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company to obtain a current deduction. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock underlying the subject option, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied so as to avoid liability thereunder. The obligations of the Company under this Plan shall be conditional upon such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Optionee.

         8. Options.

                  (a) Term of Option. The term of each Option granted shall be for a period of no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Option Agreement.

                  (b) Exercise of Options.

                           (i) Procedure for Exercise; Rights as a
Stockholder. Any Option granted under this Plan shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall otherwise be permissible under the terms of this Plan.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 7 of this Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. If the exercise of an Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonstatutory Stock Option, the Company shall issue a separate stock certificate evidencing the Shares treated as acquired upon exercise of an Incentive Stock Option and a separate stock certificate evidencing the Shares treated as acquired upon exercise of a Nonstatutory Stock Option and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of this Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                           (ii)  Method of Exercise.  An Optionee may
exercise an Option, in whole or in part, at any time during the option period by the Optionee's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made (A) by delivering Common Stock already owned by the Optionee having a total Fair Market Value on the date of such delivery equal to the exercise price of the subject Option; (B) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee; (C) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the exercise price of the subject Option; (D) by the delivery of cash by a broker-dealer to whom the Optionee has submitted an irrevocable notice of exercise (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (E) by any combination of the foregoing. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Option may be authorized only at the time the Option is granted. No shares of Common Stock shall be issued until full payment therefor has been made. An Optionee shall have all of the rights of a stockholder of the Company holding the class of Common Stock that is subject to such Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the Optionee has given written notice of exercise, has paid in full for such shares and such shares have been recorded on the Company's official stockholder records as having been issued or transferred.

                           (iii)  Termination of Status as an Employee,
Consultant or Outside Director. If an Optionee's Continuous Status as an Employee, Consultant or Outside Director (as the case may be) is terminated for any reason whatever, such Optionee may, but only within such period of time as provided in the Option agreement, after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option agreement and determined by the Committee), exercise the Option to the extent that such Employee, Consultant or Outside Director was entitled to exercise it at the date of such termination pursuant to the terms of the Option agreement. To the extent that such Employee, Consultant or Outside Director was not entitled to exercise the Option at the date of such termination, or if such Employee, Consultant or Outside Director does not exercise such Option (which such Employee, Consultant or Outside Director was entitled to exercise) within the time specified in the Option agreement, the Option shall terminate.

                           (iv) Company Loan or Guarantee.  Upon the exercise of
any Option and subject to the pertinent Option agreement and the discretion of the Committee, the Company may at the request of the Optionee; (A) lend to the Optionee, with recourse, an amount equal to such portion of the option exercise price as the Committee may determine; or (B) guarantee a loan obtained by the Optionee from a third-party for the purpose of tendering the option exercise price.

         9. Non-transferability of Options. An Option granted hereunder shall by its terms not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution. An Option shall also be transferable to the extent such transfer will not cause either the Option or the Plan to no longer qualify as an Incentive Stock Option under the Code or as meeting the requirements of Rule 16b-3. An Option may be exercised during the Optionee's lifetime only by the Optionee.

         10. Adjustments Upon Changes in Capitalization or Merger.

                  (a) Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock which have been authorized for issuance under this Plan but as to which no Options have yet been granted or which have been returned to this Plan upon cancellation or expiration of an Option, and the number of shares of Common Stock subject to each outstanding Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock of the Company. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

                  (c) Sale or Merger. "Sale" means: (i) sale (other than a sale by the Company) of securities entitled to more than 75% of the voting power of the Company in a single transaction or a related series of transactions; or (ii) sale of substantially all of the assets of the Company; or (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation of the Company, as a result of which the persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not own securities immediately after the reorganization, merger or consolidation entitled to more than 50% of the voting power of the reorganized, merged or consolidated company. Immediately prior to a Sale, each Optionee may exercise his or her Option as to all Shares then subject to the Option, regardless of any vesting conditions otherwise expressed in the Option. Voting power, as used in this Section 10(c), shall refer to those securities entitled to vote generally in the election of directors, and securities of the Company not entitled to vote but which are convertible into, or exercisable for, securities of the Company entitled to vote generally in the election of directors shall be counted as if converted or exercised, and each unit of voting securities shall be counted in proportion to the number of votes such unit is entitled to cast.

                  (d) Purchased Shares. No adjustment under this Section 10 shall apply to any purchased Shares already deemed issued at the time any adjustment would occur.

                  (e) Notice of Adjustments. Whenever the purchase price or the number or kind of securities issuable upon the exercise of the Option shall be adjusted pursuant to Section 10, the Company shall give each Optionee written notice setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, and the method by which such adjustment was calculated.

                  (f) Mitigation of Excise Tax. If any payment or right accruing to an Optionee under this Plan (without the application of this Section), either alone or together with other payments or rights accruing to the Optionee from the Company or an affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), the Committee may in each particular instance determine to (i) reduce such payment or right to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code, or (ii) take such other actions, or make such other arrangements or payments with respect to any such payment or right as the Committee may determine in the circumstances. Any such determination shall be made by the Committee in the exercise of its sole discretion, and such determination shall be conclusive and binding on the Optionee. The Optionee shall cooperate as may be requested by the Committee in connection with the Committee's determination, including providing the Committee with such information concerning such Optionee as the Committee may deem relevant to its determination.

         11. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Employee, Consultant or Outside Director to whom an Option is so granted within a reasonable time after the date of such grant. If the Committee cancels, with the consent of Optionee, any Option granted under this Plan, and a new Option is substituted therefor, the date that the canceled Option was originally granted shall be the date used to determine the earliest date for exercising the new substituted Option under Section 7 so that the Optionee may exercise the substituted Option at the same time as if the Optionee had held the substituted Option since the date the canceled Option was granted, unless the canceled Option shall have a new exercise price, in which case, the date of grant shall be the date the Committee makes the determination to grant the substituted Option.

         12. Stock Appreciation Rights. An award of a Stock Appreciation Right shall entitle the Holder, subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified price which shall not be less than 100% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted in connection with a previously or contemporaneously granted Option, or independent of any Option. If issued in connection with an Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels the Option with which it is connection and exercise of the connected Option cancels the Stock Appreciation Right. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the Option agreement. Notwithstanding anything to the contrary stated in this Plan, no Stock Appreciation Right shall be exercisable prior to six months from the date of grant except in the event of the death or Disability of the Holder. No Stock Appreciation Right shall be exercisable at any time after its term. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. Except as otherwise provided in the applicable Option agreement, upon exercise of a Stock Appreciation Right, payment to the Holder (or to his or her Successor) shall be made in the form of cash, Stock or a combination of cash and Stock as promptly as practicable after such exercise. The Option agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Stock) may be made in the event of the exercise of a Stock Appreciation Right.

                  Any election by a Holder to receive cash in full or partial settlement of a Stock Appreciation Right, and any exercise of a Stock Appreciation Right for cash, may be made only by a request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within thirty (30) days after the receipt by the Company of a request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such request.

                  If the Committee disapproves in whole or in part any election by a Holder to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, such disapproval shall not affect such Holder's right to exercise such Stock Appreciation Right at a later date, to the extent that such Stock Appreciation Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Committee. Additionally, such disapproval shall not affect such Holder's right to exercise any related Option or Options granted to such Holder Under the Plan.

                  In no event will a Holder of a Stock Appreciation Right who is subject to the reporting requirements of Section 16(a) of the Exchange Act be entitled to make such a request or receive cash in full or partial payment of such Stock Appreciation Right until the Company shall have satisfied the applicable requirements of Rule 16(b)-3 promulgated under the Exchange Act for the specified periods.

         13. Amendment and Termination of Plan.

                  (a) Amendment and Termination. The Board or the Committee may amend, waive or terminate this Plan, including any express provision contained herein, from time to time in such respects as it shall deem advisable; provided that, to the extent necessary to comply with Rule 16b-3 or with Section 422 of the Code (or any other successor or applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as is required by the applicable law, rule or regulation.

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

                  (b) Effect of Amendment or Termination. Any such amendment or termination of this Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Committee, which agreement must be in writing and signed by the Optionee and the Company.

         14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

             As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         15. Restrictions on Shares. Shares of Common Stock issued upon exercise of an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the grant. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (a) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (b) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and
(c) the satisfaction of any applicable withholding obligation in order for the Company or an affiliate to obtain a deduction with respect to the exercise of an Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

         16. Stockholder Rights. No person shall have any rights of a stockholder as to shares of Common Stock subject to an Option until, after proper exercise of the Option or other action required, such shares shall have been recorded on the Company's official stockholder records as having been issued or transferred. Subject to the preceding Section and upon exercise of the

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Option or any portion thereof, the Company will have thirty (30) days in which to issue the shares, and the Optionee will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official stockholder records, except as provided herein or in an agreement.

         17. Best Efforts To Register. If there has been a public offering, the Company may register under the Securities Act the Common Stock delivered or deliverable pursuant to Options on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon as such forms are available for registration to the Company for this purpose. The Company will, if it so determines, use its good faith efforts to cause the registration statement to become effective as soon as possible and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of
(a) one year following the expiration of the option period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Optionees have disposed of all shares delivered pursuant to any Option. The Company may delay the foregoing actions at any time and from time to time if the Committee determines in its discretion that any such registration would materially and adversely affect the Company's interests or if there is no material benefit to Optionees.

         18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to permit the exercise of all Options outstanding under this Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained for any reason.

         19. Option Agreements. Options shall be evidenced by written Option agreements in such form as the Committee (or the Board) shall approve.

         20. Information to Optionees. To the extent required by applicable law, the Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all stockholders of the Company. Except as otherwise noted in the foregoing sentence, the Company shall have no obligation or duty to affirmatively disclose to any Optionee, and no Optionee shall have any right to be advised of, any material information regarding the Company or any Parent or Subsidiary at any time prior to, upon or otherwise in connection with, the exercise of an Option.

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         21. Funding. Benefits payable under this Plan to any person shall be paid directly by the Company. The Company shall not be required to fund or otherwise segregate assets to be used for payment of benefits under this Plan.

         22. Indemnification. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or by-laws, by contract, as a matter of law, or otherwise.

         23. Controlling Law. This Plan shall be governed by the laws of the State of New York applicable to contracts made and performed wholly in New York between New York residents.

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